Exhibit 10.1

                              TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (this "AGREEMENT") is made as of January 5, 2010, by and among Ivivi Technologies, Inc. a New Jersey corporation (the "COMPANY"), Ivivi Technologies, LLC, a Delaware limited liability company (the "BUYER") and the other parties listed on the signature pages hereto (each, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Voting Agreement (as defined below).

      WHEREAS, the Company, Buyer and Stockholders are parties to that certain Voting Agreement (the "VOTING AGREEMENT"), dated as of September 24, 2009; and

      WHEREAS, in connection with that certain Memorandum of Understanding, dated January 5, 2010, by and among Law Offices of James V. Bashian, P.C. Gardy & Notis, LLP, Lowenstein Sandler P.C. and Ferro Labella & Zucker LLC, the Company, Buyer and Stockholders desire to terminate the Voting Agreement, effective as of the date hereof.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. TERMINATION. The Voting Agreement is hereby terminated in all respects and the parties thereto shall have no further obligations to each other thereunder.

      2. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof, there being no other written, oral or other agreements or understanding between the parties regarding the subject matter hereof.

      3. COUNTERPARTS. This Agreement may be executed in counterparts (which may be exchanged by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                              IVIVI TECHNOLOGIES, INC.


                                              By: /s/ Andre' A. DiMino
                                                 ----------------------------
                                                 Name:  Andre' A. DiMino
                                                 Title: Executive Vice President


                                              IVIVI TECHNOLOGIES, LLC


                                              By: /s/ Steven M. Gluckstern
                                                 ----------------------------
                                                 Name:  Steven M. Gluckstern
                                                 Title: Managing Member


                                              ADM TRONICS UNLIMITED, INC.


                                              By: /s/ Andre' A. DiMino
                                                 ----------------------------
                                                 Name:  Andre' A. DiMino
                                                 Title: President


                                                  /s/ Andre' A. DiMino
                                                 ----------------------------
                                                 Andre A. DiMino


                                                  /s/ David Saloff
                                                 ----------------------------
                                                 David Saloff


                                                  /s/ Arthur Pilla, Ph.D.
                                                 ----------------------------
                                                 Arthur Pilla, Ph.D.


                                                  /s/ Berish Strauch, M.D.
                                                 ----------------------------
                                                 Berish Strauch, M.D.

                                                  /s/ Sean Hagberg, Ph.D.
                                                 ----------------------------
                                                 Sean Hagberg, Ph.D.

                                                  /s/ Ed Hammel
                                                 ----------------------------
                                                 Ed Hammel


                                              KENNETH S. ABRAMOWITZ & CO.


                                              By: /s/ Kenneth S. Abramowitz
                                                 ----------------------------
                                                 Name:  Kenneth S. Abramowitz
                                                 Title: President